Exhibit 10.5



                                                              CONFORMED COPY


                           Dated 23 October 2001


                                ACE LIMITED
                              as Account Party


                         ACE BERMUDA INSURANCE LTD.
                                as Guarantor


                               CITIBANK, N.A.
                                as Arranger


                             BARCLAYS BANK PLC


                                    And


                                ING BARINGS
                              as Co-Arrangers


                         CITIBANK INTERNATIONAL PLC
                       as Agent and Security Trustee


                                    and


                                   OTHERS


                -------------------------------------------
                            AMENDMENT AGREEMENT
                  RELATING TO A LETTER OF CREDIT FACILITY
                   AGREEMENT, AS PREVIOUSLY AMENDED AND
                                 RESTATED
                -------------------------------------------






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                                                              CONFORMED COPY



THIS AMENDMENT AGREEMENT is  made the 23rd day of October 2001

BETWEEN

(1)     ACE LIMITED (the "Account Party");

(2)     ACE BERMUDA INSURANCE LTD. (the "Guarantor");

(3)     CITIBANK, N.A. (the "Arranger");

(4)     BARCLAYS BANK PLC and ING BARINGS (the "Co-Arrangers");

(5)     CITIBANK INTERNATIONAL plc (the "Agent" and "Security Trustee"); and

(6)     THE FINANCIAL INSTITUTIONS named in Schedule 1 (the "Banks").

WHEREAS

(A) By a letter of credit facility agreement dated 19 November 1999 (the "Facility Agreement") the Account Party was granted a letter of credit facility in an aggregate amount of (pounds)290,000,000.

(B) By an amendment and restatement agreement dated 17 November 2000 (the "Amendment and Restatement Agreement") the parties thereto increased the amount of the facility to (pounds)390,000,000 and amended and restated the Facility Agreement upon the terms and subject to the conditions set out therein.

(C) The parties hereto wish to amend the covenants in the Facility Agreement, as amended by the Amendment and Restatement Agreement, (the "Amended and Restated Facility Agreement") as set out below.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1     Incorporation of Defined Terms
        Terms defined in the Amended and Restated Facility Agreement and not otherwise defined herein shall have the same meaning in this Agreement.

1.2     Clauses
        (a) In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule of this Agreement.

        (b)       Clause and Schedule headings are for ease of reference only.

2.      AMENDMENT

2.1     Amendment of the Amended and Restated Facility Agreement
        With effect from the date hereof the Amended and Restated Facility Agreement shall be amended as set out in Schedule 2 (Amendments to Amended and Restated Facility Agreement).

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3.      REPRESENTATIONS

        The Account Party and the Guarantor make the Representations set out in Clause 14 (Representations) of the Amended and Restated Facility Agreement as if each reference in those Representations to "this Agreement" includes a reference to (a) this Agreement and (b) the Amended and Restated Facility Agreement.

4.      CONTINUITY AND FURTHER ASSURANCE

4.1     Continuing obligations
        The provisions of the Amended and Restated Facility Agreement shall, save as amended in this Agreement, continue in full force and effect.

4.2     Further assurance
        Each of the Account Party and the Guarantor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.      FEES, COSTS AND EXPENSES

5.1     Transaction expenses
        The Account Party shall promptly on demand pay the Agent the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

5.2     Enforcement costs
        The Account Party shall, within three Business Days of demand, pay to each Bank the amount of all costs and expenses (including legal fees) incurred by that Bank in connection with the enforcement of, or the preservation of any rights under, this Agreement.

5.3     Stamp taxes
        The Account Party shall pay and, within three Business Days of demand, indemnify each Bank against any cost, loss or liability that each such Bank incurs in relation to all stamp duty, registration and other similar taxes payable in respect of this Agreement.

6.      MISCELLANEOUS

6.1     Governing Law
        This Agreement shall be governed by and construed in accordance with English Law.

6.2     Incorporation of terms
        The provisions of clause 30.2 (Partial Invalidity) and Clause 35 (Jurisdiction) of the Amended and Restated Facility Agreement shall apply, mutatis mutandis, hereto.

6.3     Counterparts
        This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

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                                SCHEDULE 1

                                THE BANKS


Citibank, N.A.

Barclays Bank PLC

ING Bank N.V., London Branch

National Westminster Bank PLC

Lloyds TSB Bank plc

ABN AMRO Bank N.V., London Branch

Credit Lyonnais New York Branch
























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                                SCHEDULE 2

           AMENDMENTS TO AMENDED AND RESTATED FACILITY AGREEMENT


(1) Sub-clause 15.9.18 of the Amended and Restated Facility Agreement shall be amended by deleting the word "and" immediately after the semi-colon at the end thereof.

(2) Sub-clause 15.9.19 of the Amended and Restated Facility Agreement shall be amended by replacing the full-stop at the end thereof with a semi-colon followed by the word "and".

(3) Clause 15.9 (Liens) of the Amended and Restated Facility Agreement shall be amended by inserting the following sub-clause immediately after sub-clause 15.9.19:

        15.9.20 Liens on securities arising out of repurchase agreements with a term of not more than three months entered into with "Lenders" (as such term is defined in the Five Year US Facility) or their Affiliates or with securities dealers of recognised standing; provided that the aggregate amount of all assets of the Account Party and its Subsidiaries subject to such agreements shall not at any time exceed US$800,000,000.























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                                 SIGNATURES



ACE LIMITED as Account Party

By:   Chris Marshall, Chief Financial Officer




ACE BERMUDA INSURANCE LTD. as Guarantor

By:   Chris Marshall, Director




CITIBANK INTERNATIONAL PLC, on its own behalf as Agent and Security Trustee, and on behalf of:

CITIBANK, N.A as Arranger

BARCLAYS BANK PLC and ING BARINGS as Co-Arrangers

ABN AMRO BANK N.V., LONDON BRANCH

BARCLAYS BANK PLC

CITIBANK, N.A.

CREDIT LYONNAIS NEW YORK BRANCH

ING BANK N.V., LONDON BRANCH

LLOYDS TSB BANK PLC and

NATIONAL WESTMINSTER BANK PLC as Banks

By:   Pareejat Singhal























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